UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023 (May 24, 2023)

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting of Stockholders

The 2023 annual meeting of stockholders (2023 Annual Meeting) of EOG Resources, Inc. (EOG) was held on May 24, 2023, via live webcast, for the following purposes: (i) to elect nine directors to hold office until EOG's 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of the Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2023; (iii) to hold a non-binding advisory vote on the compensation of EOG's named executive officers; and (iv) to hold a non-binding advisory vote on the frequency of holding advisory votes on executive compensation.

At the close of business on March 29, 2023, the record date for the 2023 Annual Meeting, there were 587,781,831 shares of EOG common stock issued, outstanding and entitled to vote at the 2023 Annual Meeting. Proxies for the 2023 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results - Election of Directors

Each of the nine nominees for director was duly elected by EOG's stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	460,034,219	91.56%	42,353,675	672,472	29,826,875
Charles R. Crisp	454,413,995	90.45%	47,963,947	682,424	29,826,875
Robert P. Daniels	478,688,240	95.28%	23,677,219	694,907	29,826,875
Lynn A. Dugle	478,057,273	95.16%	24,275,037	728,056	29,826,875
C. Christopher Gaut	476,336,179	94.82%	26,009,416	714,771	29,826,875
Michael T. Kerr	479,390,347	95.42%	22,967,437	702,582	29,826,875
Julie J. Robertson	474,637,329	94.47%	27,732,293	690,744	29,826,875
Donald F. Textor	469,999,798	93.56%	32,350,601	709,967	29,826,875
Ezra Y. Yacob	480,967,632	95.74%	21,358,478	734,256	29,826,875

Vote Results - Ratification of Auditors

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2023, was ratified by EOG's stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
515,792,356	96.91%	16,394,369	700,516	—

Vote Results - “Say-on-Pay” Vote

With respect to the non-binding advisory vote on the compensation of EOG's named executive officers, as disclosed in EOG's definitive proxy statement for the 2023 Annual Meeting, the compensation of EOG's named executive officers was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
461,628,039	91.92%	40,563,362	868,965	29,826,875

Vote Results - “Say-on-Frequency” Vote

With respect to the non-binding advisory vote on the frequency of holding advisory votes on executive compensation, the votes were as follows:

1 Year	2 Years	3 Years	Shares Abstaining	Broker Non-Votes
494,418,195	312,194	7,591,927	738,050	—

Of the total shares voted, 98.43% voted for a frequency of one year, 0.06% voted for a frequency of two years and 1.51% voted for a frequency of three years. Based on these results and consistent with the Board's previous recommendation to EOG's stockholders in connection with such vote, the Board has determined that, until the next vote on the frequency of holding advisory votes on executive compensation, EOG will hold a non-binding advisory vote on executive compensation every year.

In accordance with United States Securities and Exchange Commission regulations, EOG must hold a vote on the frequency of holding advisory votes on executive compensation (commonly referred to as a “say-on-frequency” vote) at least once every six years; EOG previously held a say-on-frequency vote in connection with its 2011 annual meeting of stockholders and its 2017 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: May 26, 2023	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

4